UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 27, 2009

LEGG MASON, INC.

(Exact name of registrant as specified in its charter)
Maryland	1-8529	52-1200960

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
100 International Drive, Baltimore, Maryland		21202

(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code:		(410) 539-0000

Not Applicable

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)

On October 27, 2009, pursuant to the agreement dated October 25, 2009 among Legg Mason, Inc. (the "Company") and Trian Fund Management, L.P. ("Trian"), funds managed by Trian and certain of its affiliates (which agreement was filed as Exhibit 10 to the Company's Current Report on Form 8-K for the event on October 25, 2009 and is incorporated herein by reference), the Company's Board of Directors elected Nelson Peltz to serve as a non-employee director of the Company, increasing the size of the Board from 13 to 14. Mr. Peltz serves as a member of the class whose term expires at the 2010 Annual Meeting of Stockholders and will be re-nominated by the Board at the 2010 Annual Meeting of Stockholders to serve as a director with a term expiring in 2013. Mr. Peltz will be compensated for his services as a director in accordance with the Company's non-employee director compensation policies and the Non-Employee Director Equity Plan as described in the Company's 2009 Proxy Statement.

The Board also appointed Mr. Peltz to serve on the Company's Nominating & Corporate Governance Committee.

In the ordinary course of their asset management businesses, subsidiaries of the Company may from time to time invest client assets in companies in which Nelson Peltz, a director of the Company, may be a director or in which Mr. Peltz, his affiliates or funds managed by Trian may be significant stockholders. As of October 27, 2009, the Company's subsidiaries had investments on behalf of clients in Wendy's/Arby's Group, Inc. and Trian Acquisition I Corp., with market values of approximately $2.5 million and $0.8 million, respectively. Mr. Peltz is a director and, together with his affiliates or funds managed by Trian, owns a controlling interest in both of these companies.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Subject Matter
10

Agreement dated October 25, 2009 among Legg Mason, Inc. and Trian Fund Management, L.P., funds managed by Trian and certain of its affiliates (incorporated by reference to Legg Mason's Current Report on Form 8-K for the event on October 25, 2009)

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LEGG MASON, INC. (Registrant)
Date: October 30, 2009	By:	/s/ Thomas P. Lemke

Thomas P. Lemke Senior Vice President and General Counsel

LEGG MASON, INC. EXHIBIT INDEX
Exhibit No.	Subject Matter
10

Agreement dated October 25, 2009 among Legg Mason, Inc. and Trian Fund Management, L.P., funds managed by Trian and certain of its affiliates (incorporated by reference to Legg Mason's Current Report on Form 8-K for the event on October 25, 2009)

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